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                                                                EXHIBIT 10.18(b)

                    AMENDMENT #1 TO THE EMPLOYMENT AGREEMENT
                                    BETWEEN
                          INTROGEN THERAPEUTICS, INC.
                                      AND
                                 DAVID G. NANCE

         Introgen Therapeutics, Inc. ("Company") and David G. Nance ("Employee") hereby agree to the following amendments to the Employment Agreement dated August 1, 1996, between Company and Employee, which Amendments shall be effective as of August 1, 1998:

         Paragraph 2 is deleted and replaced with the following new Paragraph 2:

         "2. TERM OF AGREEMENT. The initial term of employment (the "Term") shall commence on the date written above and end on July 31, 1999, provided that, unless either party gives written notice that this Agreement will not be renewed to the other party more than thirty (30) days prior to expiration of any then existing term of this Agreement, then upon expiration of such term this Agreement shall be automatically renewed for an additional term of one year. Such automatic renewals shall continue annually from year to year until either party timely gives notice of non-renewal as provided above, or until this Agreement otherwise terminates pursuant to the provisions of Paragraph 7 or 8 hereof."

         The portion of the first sentence of Paragraph 3 that precedes the first semi-colon of that sentence is deleted and replaced with the following wording:

         "3. COMPENSATION, BASE SALARY. During the Employment Term, Employee shall receive a minimum aggregate base salary at the rate of $275,000 per annum, or any such greater amount as may be approved by the Board of Directors of the Company from time to time;"

         The parties have executed this Amendment #1 effective August 1, 1998.


                                 COMPANY:

                                 INTROGEN THERAPEUTICS, INC.

                                 By: /s/ John N. Kapoor
                                    ------------------------------
                                     John N. Kapoor, Chairman


                                 EMPLOYEE:

                                     /s/ David G. Nance
                                    ------------------------------
                                     David G. Nance